                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 24, 2001

                              The Medicines Company
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                                 000-31191                                04-3324394
(State or Other Jurisdiction                     (Commission                            (I.R.S. Employer
     of Incorporation)                           File Number)                         Identification No.)
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       One Cambridge Center
           Cambridge, MA                                         02142
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (617) 225-9099


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         On October 24, 2001, The Medicines Company announced its financial results for the quarter and nine month periods ended September 30, 2001.

         The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

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
         Exhibit No.       Description
         -----------       -----------
         99.1              Press release dated October 24, 2001 announcing the
                           Registrant's financial results for the quarter and
                           nine month periods ended September 30, 2001
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 26, 2001                    THE MEDICINES COMPANY


                                  By:        /s/ Peyton J. Marshall
                                           -------------------------------------
                                  Name:    Peyton J. Marshall

                                  Title:   Senior Vice President and Chief
                                           Financial Officer
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                                  EXHIBIT INDEX

         Exhibit No.       Description
         -----------       -----------
         99.1              Press release dated October 24, 2001 announcing the
                           Registrant's financial results for the quarter and
                           nine month periods ended September 30, 2001